Exhibit 21

Subsidiaries of Apollo Education Group, Inc.
Entity	Jurisdiction of Incorporation or Formation
Apollo Development Corp.	Arizona
Apollo Global, Inc.	Delaware
Apollo Group China, LLC	Arizona
Apollo Investments, Inc.	Arizona
Apollo NB Holding Company	Arizona
Aptimus, Inc.	Washington
The College for Financial Planning Institutes Corporation	Arizona
The University of Phoenix, Inc.	Arizona
Apollo Education Services, LLC	Delaware
Carnegie Learning, Inc.	Pennsylvania
Apollo Lightspeed LLC	Delaware
Apollo Education Ventures, LLC	Delaware

Subsidiaries of College for Financial Planning Institutes Corporation
Entity	Jurisdiction of Incorporation or Formation
College for Financial Planning, Inc.	Arizona

Subsidiaries of Apollo Global, Inc.
Entity	Jurisdiction of Incorporation or Formation
Western International University, Inc	Arizona, USA
Apollo Global Dutch GP, LLC	Delaware, USA
Helios International (Netherlands) C.V.	Netherlands

Subsidiaries of Helios International (Netherlands) C.V.
Entity	Jurisdiction of Incorporation or Formation
Coöperatieve Apollo Global Netherlands U.A.	Netherlands
Apollo Global Dutch Coop, LLC	Delaware, USA

Subsidiaries of Coöperatieve Apollo Global Netherlands U.A.
Entity	Jurisdiction of Incorporation or Formation
Apollo Global Chile, S.A.	Chile
Apollo Global Mexico, S. de R.L. de C.V.	Mexico
Apollo Global Singapore Holdings Pte. Ltd.	Singapore
Apollo UK Acquisition Company Limited	United Kingdom
Encosolve Proprietary Limited[1]	South Africa
MBS Education Investments Proprietary Limited[2]	South Africa
Apollo Global Asia-Pacific Pty Ltd	Australia

Subsidiaries of Apollo Global Singapore Holdings Pte. Ltd.
Entity	Jurisdiction of Incorporation or Formation
India Education Services Pte Ltd.[3]	India

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1 Coöperatieve Apollo Global Netherlands holds 24.5% of Encosolve Proprietary Limited.
2 Coöperatieve Apollo Global Netherlands holds 74.9% of MBS Education Investments Proprietary Limited and Encosolve Proprietary Limited holds 25.1% of MBS Education Investments Proprietary Limited.
3 Apollo Global Singapore Holdings Pte. Ltd. holds 50% of India Education Services Pte. Ltd.

Subsidiaries of Apollo UK Acquisition Company Limited
Entity	Jurisdiction of Incorporation or Formation
BPP Holdings Limited	United Kingdom

Subsidiaries of Apollo Global Chile, S.A.
Entity	Jurisdiction of Incorporation or Formation
Apollo Chile Comunicaciones, Limitada	Chile
Universidad de Artes, Ciencias y Comunicación[4]	Chile
Instituto Superior de Artes y Ciencias de la Comunicación S.A. (“I.A.C.C”)	Chile
Sociedad de Transportes Trans-Guil Limitada (“Trans-Guil”)	Chile

Subsidiaries of Apollo Global Mexico, S. de R.L. de C.V.
Entity	Jurisdiction of Incorporation or Formation
Apollo Global Mexico Sub, S. de R.L. de C.V.	Mexico

Subsidiaries of Apollo Global Mexico Sub, S. de R.L. de C.V.
Entity	Jurisdiction of Incorporation or Formation
Universidad Latinoamericana, S.C. (“ULA”)	Mexico

Subsidiaries of BPP Holdings Limited
Entity	Jurisdiction of Incorporation or Formation
BPP Services Limited	United Kingdom
BPP University Limited	United Kingdom
BPP Dublin Limited	Ireland
BPP International Limited	United Kingdom
BPP Actuarial Education Limited[5]	United Kingdom
BPP China Limited	Hong Kong
BPP Offshore Group Limited	Jersey

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4 UNIACC is a non-profit entity; its members are I.A.C.C. and Apollo Global Chile, S.A.
5 BPP Holdings Limited holds 91.63% of BPP Actuarial Education Limited.

Subsidiaries of BPP Services Limited
Entity	Jurisdiction of Incorporation or Formation
BPP Learning Media Limited	United Kingdom
BPP Professional Education Limited	United Kingdom

Subsidiaries of BPP Actuarial Education Limited
Entity	Jurisdiction of Incorporation or Formation
BPP Professional Education, Inc.	Delaware, USA
Actuarial Education Company Limited	United Kingdom

Subsidiaries of BPP Dublin Limited
Entity	Jurisdiction of Incorporation or Formation
BPP Publishing (Ireland) Limited	Ireland

Subsidiaries of BPP Offshore Group Limited
Entity	Jurisdiction of Incorporation or Formation
BPP (CI) Limited	Jersey

Subsidiaries of BPP International Limited
Entity	Jurisdiction of Incorporation or Formation
BPP Professional Education EOOD	Bulgaria
BPP Ceska Republica SRO	Czech Republic
BPP International Investments Limited	United Kingdom
BPP Professional Education SP Z.O.O.	Poland
Business Training Romania SRL	Romania

Subsidiaries of MBS Education Investments Proprietary Limited
Entity	Jurisdiction of Incorporation or Formation
Milpark Education Proprietary Limited	South Africa

Subsidiaries of Apollo Global Asia-Pacific Pty Ltd.
Entity	Jurisdiction of Incorporation or Formation
Open Colleges Australia Pty Ltd.[6]	Australia

Subsidiaries of Open Colleges Australia Pty Ltd.
Entity	Jurisdiction of Incorporation or Formation
Open Colleges Pty Ltd	Australia
College of Fashion Design Pty Ltd	Australia
Integrated Care & Management Training Pty Ltd.	Australia

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6Apollo Global Asia-Pacific Pty Ltd. Holds 70% of Open Colleges Australia Pty Ltd.